UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date earliest event reported):  January 25, 2018

Navient Funding, LLC
(Exact name of registrant as specified in its charter)

SLM Student Loan Trust 2005-9
(Exact name of issuer as specified in its charter)

DELAWARE	333-103545/ 333-103545-07	04-3480392
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)
2001 Edmund Halley Drive
V2053
Reston, VA 20191
(Address of registrant’s principal executive offices)
Registrant’s telephone number including area code:   (703) 984-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the remarketing of the SLM Student Loan Trust 2005-9 Reset Rate Class A-7A Notes (the “Notes”) on January 25, 2018, the following documents were executed and delivered by the respective parties thereto: (i) the remarketing agency agreement, dated as of January 10, 2018 (the “Remarketing Agency Agreement”), among the SLM Student Loan Trust 2005-9 (the “Issuer”), Navient Solutions, LLC, as administrator (in such capacity, the “Administrator”), and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (each, a “Remarketing Agent” and, collectively, the “Remarketing Agents”) and (ii) the supplemental remarketing agency agreement, dated as of January 12, 2018 (the “Supplemental Remarketing Agency Agreement”), among the Issuer, the Administrator and the Remarketing Agents.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

4.2	Indenture, dated as of November 1, 2005, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

4.3	Administration Agreement, dated as of November 15, 2005, among the Depositor, the Servicer, the Administrator, the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

99.1	Remarketing Agreement, dated as of November 15, 2005, among the Issuer, the Administrator and the Remarketing Agents.*

99.2	Remarketing Agency Agreement, dated as of January 10, 2018, among the Issuer, the Administrator and the Remarketing Agents.

99.3	Supplemental Remarketing Agency Agreement, dated as of January 12, 2018, among the Issuer, the Administrator and the Remarketing Agents.

* Incorporated by reference to Form 8-K filed on November 18, 2005, File No. 333-103545-07.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2005-9

By: NAVIENT SOLUTIONS, LLC

Dated: January 25, 2018	By:	/s/ C. Scott Booher
Name: C. Scott Booher
Title: Vice President

INDEX TO EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

4.2	Indenture, dated as of November 1, 2005, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

4.3	Administration Agreement, dated as of November 15, 2005, among the Depositor, the Servicer, the Administrator, the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

99.1	Remarketing Agreement, dated as of November 15, 2005, among the Issuer, the Administrator and the Remarketing Agents.*

99.2	Remarketing Agency Agreement, dated as of January 10, 2018, among the Issuer, the Administrator and the Remarketing Agents.

99.3	Supplemental Remarketing Agency Agreement, dated as of January 12, 2018, among the Issuer, the Administrator and the Remarketing Agents.

* Incorporated by reference to Form 8-K filed on November 18, 2005, File No. 333-103545-07.